EX-99.906CERT

Certification Under Section 906

of the Sarbanes-Oxley Act of 2002

James A. McNamara, Principal Executive Officer, and Joseph F. DiMaria, Principal Financial Officer, of the Goldman Sachs ETF Trust (the “Registrant”), each certify to the best of his knowledge that:

1.

The Registrant’s periodic report on Form N-CSR for the period ended June 30, 2026 (the “Form N-CSR”) fully complies with the requirements of section 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Principal Executive Officer	Principal Financial Officer

Goldman Sachs ETF Trust	Goldman Sachs ETF Trust

/s/ James A. McNamara	/s/ Joseph F. DiMaria

James A. McNamara	Joseph F. DiMaria

Date: August 28, 2026	Date: August 28, 2026

This certification is being furnished to the Securities and Exchange Commission pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and 18 U.S.C. § 1350 and is not being filed as part of the Form N-CSR with the Securities and Exchange Commission.